--------------------------------------------------------------------------------

                                      BOGLE
                                   INVESTMENT
                                   MANAGEMENT

                                    SMALL CAP
                                   GROWTH FUND

                                  ANNUAL REPORT
                                 AUGUST 31, 2000

--------------------------------------------------------------------------------
                           BOGLE SMALL CAP GROWTH FUND
                           PORTFOLIO MANAGER'S LETTER
--------------------------------------------------------------------------------


Fellow Shareholder:

I am pleased to report our results for the partial fiscal year ended August 31, 2000. As you know, we commenced our investment program on October 1, 1999, so this report covers the eleven-month period from that inception date until August 31, 2000.

As is our custom, we will report our results, attribute them to various market factors, critique ourselves, and give you some sense of how our investment program and business is progressing.

INVESTMENT PERFORMANCE. The Bogle Small Cap Growth Fund returned +74.08% for the Investor shares and +74.25% for the Institutional shares for the eleven-month period ended August 31, 2000. These strong absolute returns also compare very favorably with our benchmark, as we bested the +27.12% return of the unmanaged Russell 2000 index of smaller companies by about +47%.

The fund enjoyed consistently strong market-relative performance against a backdrop of wildly oscillating equity markets. Smaller stocks outperformed larger stocks as measured by the Russell 2000's outperformance of the +19.68% return of the large-cap dominated S&P500. Growth stocks outperformed value stocks over this same period, though with a significant amount of variability between the two groups. Among smaller stocks, the Russell 2000 Growth Index returned +36.45%, while its Value counterpart returned +16.02%.

The markets gyrated over the past eleven months between the classic "greed" and "fear" environments as speculative stocks in the Internet, telecommunications and biotechnology areas went through almost a full market cycle between October 1999 and March 2000. Investors seemingly couldn't pay high enough prices for some of the more popular names, and all that seemed to matter to investors was the degree to which any company or product was speculative. In this environment, simple price momentum factors proved to be the best way of outperforming the market; buying the stocks that had already risen the most was the ticket to spectacular returns.

This orgy of speculative excess turned suddenly, on March 10, 2000. There was no obvious catalyst; just a series of earnings warnings from some higher profile companies, as well as a broadening recognition among investors that even though their high flying companies were announcing numbers that nominally beat consensus earnings forecasts, many of these companies were reporting significant losses and had no hope of becoming profitable anytime soon. This dramatic shift in market sentiment was good news for us as the market began to focus on companies with strong financials, solid cash flows and reasonable valuations.

    COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND INSTITUTIONAL CLASS(1)(2) VS. RUSSELL 2000
                      INDEX AND RUSSELL 2000 GROWTH INDEX

                             TOTAL RETURNS
                                                  VALUE ON        SINCE
                                              AUGUST 31, 2000  INCEPTION(3)
                                              ---------------  ------------
Small Cap Growth Fund--Institutional Class        $17,425        74.25%
Russell 2000 Index                                $12,712        27.12%
Russell 2000 Growth Index                         $13,645        36.45%

                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                           Small Cap
                          Growth Fund--        Russell 2000      Russell 2000
                        Institutional Class       Index          Growth Index

10/1/99                     $10,000              $10,000            $10,000
10/31/99                     10,325               10,041             10,256
11/30/99                     11,350               10,640             11,340
12/31/99                     13,017               11,845             13,339
1/31/00                      12,583               11,654             13,215
2/29/00                      14,825               13,579             16,290
3/31/00                      15,100               12,684             14,578
4/30/00                      14,692               11,920             13,106
5/31/00                      14,258               11,226             11,958
6/30/00                      15,933               12,205             13,503
7/31/00                      15,758               11,812             12,346
8/31/00                      17,425               12,712             13,645

            Past performance is not predictive of future performance

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflects Fund expenses.Investors should note that the Fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.

(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) Aggregate return for the period October 1, 1999 (commencement of operations) through August 31, 2000.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
           BOGLE INVESTMENT MANAGEMENT SMALL CAP GROWTH FUND INVESTOR
                     CLASS(1)(2) VS. RUSSELL 2000 INDEX AND
                            RUSSELL 2000 GROWTH INDEX

                             TOTAL RETURNS
                                                  VALUE ON        SINCE
                                              AUGUST 31, 2000  INCEPTION(3)
                                              ---------------  ------------
Small Cap Growth Fund--Investor Class             $17,408        74.08%
Russell 2000 Index                                $12,712        27.12%
Russell 2000 Growth Index                         $13,645        36.45%

                               [GRAPHIC OMITTED]

           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  Small Cap Growth Fund--     Russell 2000       Russell 2000
                       Investor Class            Index           Growth Index

10/1/99                    $10,000              $10,000            $10,000
10/31/99                    10,325               10,041             10,256
11/30/99                    11,350               10,640             11,340
12/31/99                    13,008               11,845             13,339
1/31/00                     12,583               11,654             13,215
2/29/00                     14,825               13,579             16,290
3/31/00                     15,100               12,684             14,578
4/30/00                     14,692               11,920             13,106
5/31/00                     14,250               11,226             11,958
6/30/00                     15,925               12,205             13,503
7/31/00                     15,750               11,812             12,346
8/31/00                     17,408               12,712             13,645

            Past performance is not predictive of future performance

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on October 1, 1999 (inception) and reflects Fund expenses.Investors should note that the Fund is an actively managed mutual fund while the index is either unmanaged and does not incur expenses and/or is not available for investment.

(2) Bogle Investment Management waived a portion of its advisory fee and agreed to reimburse a portion of the Fund's operating expenses, if necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waivers and reimbursements of fees and expenses in excess of expense limitations. Returns shown include the reinvestment of all dividends and other distributions. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

(3) Aggregate return for the period October 1, 1999 (commencement of operations) through August 31, 2000.

PERFORMANCE ATTRIBUTION. Our investment process is driven by a very carefully thought out approach to selecting individual stocks. This is our forte and the reason we can add value. What we do not do is try to determine whether the equity market, overall or small cap, will rise or fall, or whether one particular sector or group of sectors is likely to provide better relative performance. Doing so is just too darn hard and, frankly, very risky. So when we review the reasons why our returns were what they were, we typically find that, simply put, we owned a bunch of good companies, and importantly, we avoided a bunch of companies that blew up. In our business, that's called good "specific asset selection."

Our strong returns were driven by particularly successful investments in the consumer, financial and technology sectors. That we performed well among the growth sectors is not unusual given that our focus on earnings growth is more highly rewarded among such stocks. We benefit from both improving earnings and an expanding multiple, which reflects the fact that the market is willing to pay more for these stocks. Some of our more successful consumer investments were Career Education, Dura Pharmaceuticals and Keebler. Technology stocks that worked hard for the portfolio include Mercury Interactive, Elantec Semiconductor and Forrester Research. Among financial stocks (though they are clearly less "growthy" on average than the other sectors) we had a number of successful investments in companies such as Affiliated Managers Group, Silicon Valley Bancshares and SEI Investments, many of which we believe have a greater ability to grow their earnings more secularly.

These individual successes reflect our in-depth and innovative approach to investing. We think that it is too easy these days to simply buy stocks with either good earnings surprises, and/or positive earnings estimate revisions. Too many investors focus on just these signals, making the returns from these "insights" harder to come by. We have concluded that the best way to gain an advantage over other investors is to focus on individual companies' fundamentals; their cash flow potential, their revenue and margin trends, their efficiency ratios and the degree to which they are playing games with discretionary expenditures. It is hard work to think about investing in a different way, and to dig deeper to determine the true financial substance of the companies in which we invest your capital. It is particularly difficult to do so systematically across a large number of companies with very different accounting conventions and nuances. But our returns from the past eleven months reflect the fruits of our labors.

PORTFOLIO CHARACTERISTICS. As demonstrated by the portfolio characteristics below, your fund continues to have the "look and feel" of the benchmark Russell 2000. We tend to have comparable exposure to our benchmark, by design, in order to track closely its performance over shorter periods of time.


--------------------------------------------------------------------------------
               FUNDAMENTAL CHARACTERISTICS AS OF AUGUST 31, 2000

                                                         Fund            Russell 2000          Russell 2000 Growth
                                                       --------          ------------          -------------------
   Earnings Growth Rate                                  21.7%               18.4%                    27.1%
   Median Market Cap (millions)                        $1,441.8             $903.2                   $982.1
   Price/Forward Earnings                                20.4x               15.7x                    36.1x
   Price/Sales Ratio                                     2.3x                2.1x                     4.7x

REPORT CARD. We find it useful to critique ourselves on how well we have performed for you over the past eleven months. We measure ourselves on both the risk-adjusted returns we generate in our portfolio, as well as the level and quality of service we provide to our clients.

Our investment performance has exceeded our expectations by a wide margin. While we believe, but obviously cannot guarantee, that we will be able to consistently add value relative to both our benchmark and most other managers, we do not expect to be able to continue to outperform by the degree that we have over the past eleven months. Given our consistently strong performance relative to benchmark over a period of great volatility with widely disparate styles being alternately rewarded and penalized, we give ourselves a grade of A (we never give ourselves an A+; there is always room for improvement).

Our service to our clients has been solid, but we have more work to do. We will strive to eliminate, not just minimize, any difficulties you may have with your accounts with us. We will also continue to provide you with timely, interesting, topical, not too verbose insights into our market observations, portfolio performance and return attribution. We grade ourselves B- in this category.

Please feel free to let us know if you disagree with our grading, particularly if you feel we can improve your investment experience with us in any way. We will take very seriously and respond to any criticisms you have about our investment program or service.

PROGRESS AT BOGLE INVESTMENT MANAGEMENT. Since Bogle Investment Management began operations on October 1, 1999, we have grown our asset base to over $120 million, spread about evenly between our small cap strategy and our Long/Short Hedged strategy. We expect to continue to grow over the coming year, although we remain firmly committed to closing our mutual fund at a size of no larger than $150 million. We believe that such an early closing will give us a great advantage in maximizing our chances of delivering the best returns we can.

We still have our same four founding partners, but we are looking to add some new professionals over the next few months. Our areas of focus are portfolio management and research to provide additional support for our current staff, and to bring in some fresh ideas about how to approach a very complex market. We will introduce you to our new partners as they come on board.

We can't tell you how much we appreciate the confidence you have placed in us at such an early and critical stage of our business development. We will work as hard as we can to try to deliver the best investment program possible by continuously striving to improve our investment process, communicating with you about matters we think you will find interesting and topical, minimizing the expenses required to deliver our services to you, and keeping our asset base small to give us the best chance of delivering top shelf returns.

Please feel free to contact us with any thoughts or questions you may have.

Respectfully,

Bogle Investment Management, L.P.




Management Office: 781-283-5000
Shareholder Services Toll Free: 1-877-BOGLEIM (264-5346)

----------
PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. THE RUSSELL 2000 IS AN INDEX OF STOCKS 1001 THROUGH 3000 IN THE RUSSELL 3000 INDEX AS RANKED BY TOTAL MARKET CAPITALIZATION. THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH RATES. A DIRECT INVESTMENT IN THE INDICES IS NOT POSSIBLE. INVESTING IN SMALL COMPANIES CAN INVOLVE MORE VOLATILITY, LESS
LIQUIDITY, AND LESS PUBLICLY AVAILABLE INFORMATION THAN INVESTING IN LARGE COMPANIES.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                            PORTFOLIO OF INVESTMENTS
                                 AUGUST 31,2000


                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------   ------------
COMMON STOCKS--93.8%
BASIC INDUSTRY--2.0%
   Allegheny Technologies,
     Inc. ........................................          6,300   $   137,025
   Cabot Corp. ...................................          3,000       111,000
   Century Aluminum Co. ..........................         10,300       134,544
   W.R. Grace & Co.* .............................         16,100       127,794
                                                                    -----------
                                                                        510,363
                                                                    -----------
CONSUMER CYCLICAL--13.0%
   Atlas Air, Inc.* ..............................          2,200        95,150
   Christopher & Banks
     Corp.* ......................................          7,100       252,050
   Concord Camera Corp.* .........................          4,800       105,600
   Direct Focus, Inc.* ...........................          4,700       140,706
   Dress Barn, Inc. (The)* .......................          1,100        23,444
   Expeditors International
     of Washington, Inc. .........................          2,000        98,000
   Frontier Airlines, Inc.* ......................          7,500       128,437
   Gadzooks, Inc.* ...............................          6,300        94,500
   Harcourt General, Inc. ........................          1,900       112,694
   Harman International
     Industries, Inc. ............................          3,000       230,250
   Hot Topic, Inc.* ..............................          6,900       195,356
   Investors Financial
     Service Co. .................................          2,400       147,750
   Kenneth Cole Productions,
     Inc., Class A* ..............................          2,850       125,578
   Neiman-Marcus Group,
     Inc.(The), Class A* .........................          4,800       161,100
   NVR, Inc.* ....................................          2,300       169,050
   RARE Hospitality
     International, Inc.* ........................          5,800       163,125
   Reader's Digest Association,
     Inc., Class A ...............................          5,500       211,750
   Sabre Holdings Corp.* .........................          5,200       144,950
   Southwest Securities
     Group, Inc. .................................          3,520       116,820
   Timberland Co., Class A* ......................          5,500       224,125
   Ultimate Electronics,
     Inc.* .......................................          2,300        80,644
   Venator Group, Inc.* ..........................         15,800       221,200
                                                                    -----------
                                                                      3,242,279
                                                                    -----------

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------   ------------
CONSUMER GROWTH--20.8%
   Advance Paradigm, Inc.* .......................          6,500    $  173,062
   Aurora Biosciences Corp.* .....................          2,400       164,100
   Aztar Corp.* ..................................         15,700       228,631
   Bausch & Lomb, Inc. ...........................          1,700        60,775
   Biosite Diagnostics, Inc.* ....................          1,900       132,169
   Career Education Corp.* .......................          5,800       231,637
   Coors (Adolph), Class B .......................          3,500       208,469
   Corinthian Colleges, Inc.* ....................          2,800       151,200
   Datascope Corp. ...............................          4,300       151,575
   Dura Pharmaceuticals,
     Inc.* .......................................          8,100       223,256
   GelTex Pharmaceuticals,
     Inc.* .......................................          5,600       226,887
   Guess, Inc.* ..................................          3,400        77,137
   Ivax Corp.* ...................................          3,250       112,531
   Jones Pharma, Inc. ............................          5,450       194,837
   Keebler Foods Co. .............................          3,700       169,506
   Laboratory Corp. of
     America Holdings* ...........................          1,600       189,300
   Mentor Corp. ..................................          4,500        95,344
   Mid Atlantic Medical
     Services, Inc.* .............................         14,200       228,975
   Noven Pharmaceuticals,
     Inc.* .......................................          5,500       231,000
   Oxford Health Plans,
     Inc.* .......................................          7,700       234,850
   PacifiCare Health
     Systems, Inc.* ..............................          3,300       177,994
   Penton Media, Inc. ............................          5,800       181,612
   Pier 1 Imports, Inc. ..........................         16,200       190,350
   Pinnacle Entertainment,
     Inc.* .......................................          4,900       101,062
   PolyMedica Corp.* .............................          2,100        74,550
   Quest Diagnostics, Inc.* ......................          1,800       222,750
   Station Casinos, Inc.* ........................          7,200       103,500
   The Topps Co., Inc.* ..........................         13,600       107,100
   Trigon Healthcare, Inc.* ......................          3,400       175,525
   Varian Medical Systems,
     Inc.* .......................................          3,800       174,562
   Wellpoint Health
     Networks, Inc.* .............................          2,100       181,256
                                                                    -----------
                                                                      5,175,502
                                                                    -----------

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                                 AUGUST 31, 2000

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------    -----------
ENERGY--3.1%
   Forcenergy, Inc.* .............................          5,100   $   123,356
   Triton Energy Ltd.* ...........................          4,200       184,800
   Ultramar Diamond
     Shamrock Corp. ..............................          4,600       107,812
   Valero Energy Corp. ...........................          6,400       192,800
   Western Gas
     Resources, Inc. .............................          7,600       166,725
                                                                    -----------
                                                                        775,493
                                                                    -----------
FINANCIAL--11.3%
   Affiliated Managers
     Group, Inc.* ................................          3,900       217,425
   American Financial
     Holdings, Inc. ..............................          9,400       169,200
   Americredit Corp.* ............................          7,600       209,950
   Bank United Corp.,
     Class A .....................................          5,100       229,500
   City National Corp. ...........................          4,400       171,875
   Dain Rauscher Corp. ...........................          2,000       160,875
   Eaton Vance Corp. .............................          2,600       125,937
   Edwards (A.G.), Inc. ..........................            700        36,400
   Federated Investors, Inc.,
     Class B .....................................          7,200       168,750
   Legg Mason, Inc. ..............................          2,400       126,600
   Metris Companies, Inc. ........................          6,700       240,781
   MONY Group, Inc. (The) ........................          3,300       124,781
   Neuberger Berman, Inc. ........................          1,500        88,781
   SEI Investments Co. ...........................          3,700       234,950
   Silicon Valley
     Bancshares* .................................          3,800       218,975
   Stancorp Financial
     Group, Inc. .................................          3,900       156,000
   United Asset Management
     Corp. .......................................          5,400       132,300
                                                                    -----------
                                                                      2,813,080
                                                                    -----------
INDUSTRIAL--13.3%
   Administaff, Inc.* ............................          2,800       228,200
   Applied Industrial
     Technologies, Inc. ..........................          7,500       127,031
   BARRA, Inc.* ..................................          3,300       190,162
   Cooper Cameron Corp.* .........................          2,300       178,969
   EMCOR Group, Inc.* ............................          7,600       183,944

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------   ------------
INDUSTRIAL--(CONTINUED)
   Graco, Inc. ...................................          5,500   $   194,906
   Heidrick & Struggles
     International, Inc.* ........................          2,700       156,937
   Helmerich & Payne, Inc. .......................          4,500       166,219
   Insituform Technologies,
     Inc., Class A* ..............................          4,100       125,819
   ITT Industries, Inc. ..........................          5,300       178,213
   John H. Harland Co. ...........................          9,700       141,862
   Learning Tree
     International, Inc.* ........................          3,800       260,062
   MasTec, Inc.* .................................          4,350       156,600
   Millipore Corp. ...............................          3,100       188,712
   Mueller Industries,
     Inc.* .......................................          2,600        82,063
   PerkinElmer, Inc. .............................          1,900       170,881
   Scott Technologies,
     Inc.* .......................................          4,600        87,113
   Stewart & Stevenson
     Services, Inc. ..............................         13,300       214,463
   Tecumseh Products Co.,
     Class A .....................................          1,300        51,675
   Teekay Shipping Corp. .........................          2,400       111,000
   United Stationers, Inc.* ......................          2,600        84,338
   Viant Corp.* ..................................          3,400        47,175
                                                                    -----------
                                                                      3,326,344
                                                                    -----------
INTERNET/TELECOMMUNICATIONS--2.5%
   Allaire Corp.* ................................          2,600        88,238
   Blue Martini
     Software, Inc.* .............................            100         6,950
   Copper Mountain
     Networks, Inc.* .............................          1,200        71,925
   Equinix, Inc.* ................................            650        10,522
   FirePond, Inc.* ...............................          6,700       139,863
   MatrixOne, Inc.* ..............................          2,100        72,450
   Mercury Interactive
     Corp.* ......................................          1,900       232,156
                                                                    -----------
                                                                        622,104
                                                                    -----------
TECHNOLOGY--26.6%
   Advanced Fibre
     Communications, Inc.* .......................          4,000       211,438
   ANADIGICS, Inc.* ..............................          1,950        70,200

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                             AUGUST 31, 2000

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------   -----------
TECHNOLOGY--(CONTINUED)
   Aspen Technology, Inc.* .......................          2,300   $   105,656
   Axsys Technologies, Inc.* .....................          4,800       112,200
   BEI Technologies, Inc. ........................          2,900       165,844
   Boston Communications
     Group, Inc.* ................................         10,100       145,188
   Brightpoint, Inc.* ............................          7,300        46,081
   Business Objects SA - ADR* ....................          1,600       183,200
   Coherent, Inc.* ...............................          1,300       104,650
   Corsair Communications,
     Inc.* .......................................          5,900        64,900
   CyberOptics Corp.* ............................          5,500       159,500
   Digital River, Inc.* ..........................          1,200         8,250
   Elantec Semiconductor,
     Inc.* .......................................          1,900       168,150
   Electroglas, Inc.* ............................          3,400        76,288
   Exar Corp.* ...................................          1,900       229,188
   FileNet Corp.* ................................          2,200        42,350
   Forrester Research, Inc.* .....................          3,500       213,938
   FSI International* ............................          7,000       124,250
   Imation Corp.* ................................          4,700       104,575
   Integrated Device
     Technology, Inc.* ...........................          2,700       236,925
   International Rectifier
     Corp.* ......................................          3,800       239,163
   Lightbridge, Inc.* ............................          7,500       131,250
   Manhattan Associates,
     Inc.* .......................................          5,000       231,875
   Microsemi Corp.* ..............................          3,700       156,325
   Natural Microsystems
     Corp.* ......................................          3,100       231,144
   NetIQ Corp.* ..................................          2,500       141,250
   Oak Technology, Inc.* .........................          4,500       131,063
   Objective Systems
     Integrators, Inc.* ..........................         12,100       162,594
   Open Text Corp.* ..............................          4,400       110,825
   Quantum Corp.-
     Hard Disk Drive* ............................          9,300        90,675
   Rogers Corp.* .................................          3,400       118,575
   Sandisk Corp.* ................................          2,500       208,750
   Sensormatic Electronics
     Corp.* ......................................          3,000        49,875
   Serena Software, Inc.* ........................          5,650       248,600
   Sybase, Inc.* .................................          7,900       216,756
   Symantec Corp.* ...............................          3,400       165,963

                                                         NUMBER
                                                        OF SHARES       VALUE
                                                        ---------   -----------
   SymmetriCom, Inc.* ............................         10,700   $   165,850
   Technitrol, Inc. ..............................          1,700       216,750
   Tektronix, Inc. ...............................          2,900       220,944
   Trimble Navigation Ltd.* ......................          4,700       195,344
   Triquint Semiconductor,
     Inc.* .......................................          1,000        55,313
   Varian, Inc.* .................................          3,600       175,500
   Vishay Intertechnology,
     Inc.* .......................................          3,900       157,219
   Visteon Corp. .................................          7,900       123,931
   Zomax, Inc.* ..................................          6,300       122,456
                                                                    -----------
                                                                      6,640,761
                                                                    -----------
UTILITY--1.2%
   Conectiv, Inc. ................................          6,400       113,600
   Powertel, Inc.* ...............................          1,500       117,000
   Utilicorp United, Inc. ........................          3,400        80,963
                                                                    -----------
                                                                        311,563
                                                                    -----------
     TOTAL COMMON STOCKS
       (Cost $18,797,526) ........................                   23,417,489
                                                                    -----------

                                                           PAR
                                                          (000)         VALUE
                                                        ---------   ------------
REPURCHASE AGREEMENTS--11.0%
   PNC Capital Markets, Inc.
      (Agreement dated 08/31/00
      to be repurchased at
      $2,740,407, collateralized
      by U.S. Treasury Notes
      7.875% due 11/15/04 market
      value $2,740,000)
      5.35% 09/01/00 .............................         $2,740     2,740,000
                                                                    -----------
   TOTAL REPURCHASE AGREEMENTS
      (Cost $2,740,000) ..........................                    2,740,000
                                                                    -----------
TOTAL INVESTMENTS--104.8%
   (Cost $21,537,526) ............................                   26,157,489
                                                                    -----------
LIABILITIES IN EXCESS
   OF OTHER ASSETS--(4.8%) .......................                   (1,207,215)
                                                                    -----------
NET ASSETS--100.0% ...............................                  $24,950,274
                                                                    ===========

----------
* Non-income producing.
ADR - American Depository Receipt.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF ASSETS AND LIABILITIES
                              AUGUST 31, 2000

ASSETS
   Investments, at value (cost - $21,537,526) ..........................      $26,157,489
   Cash ................................................................        1,169,165
   Receivable for Investments Sold .....................................          465,912
   Receivable for Fund shares sold .....................................          188,627
   Dividends and interest receivable ...................................           10,215
   Receivable from investment adviser ..................................            8,779
   Prepaid expenses and other assets ...................................                5
                                                                              -----------
     Total assets ......................................................       28,000,192
                                                                              -----------
LIABILITIES
   Payable for investments purchased ...................................        3,026,630
   Accrued expenses and other liabilities ..............................           23,288
                                                                              -----------
     Total liabilities .................................................        3,049,918
                                                                              -----------
NET ASSETS
   Capital stock, $0.001 par value .....................................            1,194
   Additional paid-in capital ..........................................       19,159,419
   Accumulated net realized gain from investments ......................        1,169,698
   Net unrealized appreciation on investments ..........................        4,619,963
                                                                              -----------
     Net assets ........................................................      $24,950,274
                                                                              ===========
INSTITUTIONAL CLASS
   Net assets ..........................................................      $ 5,592,700
                                                                              -----------
   Shares outstanding ..................................................          267,500
                                                                              -----------
   Net asset value, offering and redemption price per share ............      $     20.91
                                                                              ===========
INVESTOR CLASS
   Net assets ..........................................................      $19,357,574
                                                                              -----------
   Shares outstanding ..................................................          926,486
                                                                              -----------
   Net asset value, offering and redemption price per share ............      $     20.89
                                                                              ===========

    The accompanying notes are an integral part of the financial statements

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                             STATEMENT OF OPERATIONS

                                                            FOR THE PERIOD
                                                           OCTOBER 1, 1999*
                                                                THROUGH
                                                            AUGUST 31, 2000
                                                           ----------------
INVESTMENT INCOME
   Interest ...........................................      $    40,827
   Dividends ..........................................           31,364
                                                             -----------
                                                                  72,191
                                                             -----------
EXPENSES
   Advisory fees ......................................          107,956
   Transfer agent fees and expenses ...................           96,142
   Administration fees ................................           93,433
   Audit and Legal fees ...............................           33,725
   Printing ...........................................           24,157
   Shareholder services ...............................           20,861
   Federal and state registration fees ................           19,399
   Custodian fees and expenses ........................           16,501
   Administrative services ............................            3,678
   Trustee fees and expenses ..........................              421
   Other ..............................................            1,138
                                                             -----------
     Total expenses before waivers and reimbursements .          417,411
     Less: waivers and reimbursements .................         (274,134)
                                                             -----------
     Total expenses after waivers and reimbursements ..          143,277
                                                             -----------
   Net investment loss ................................          (71,086)
                                                             -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain from investments .................        1,240,784
   Net change in unrealized appreciation on investments        4,619,963
                                                             -----------
   Net realized and unrealized gain from investments ..        5,860,747
                                                             -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..      $ 5,789,661
                                                             ===========

----------
* Commencement of investment operations.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                            FOR THE PERIOD
                                                           OCTOBER 1, 1999*
                                                               THROUGH
                                                            AUGUST 31, 2000
                                                           ----------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ................................       $   (71,086)
   Net realized gain from investments .................         1,240,784
   Net change in unrealized appreciation on investments         4,619,963
                                                              -----------
   Net increase in net assets resulting from operations         5,789,661
                                                              -----------

LESS DIVIDEND AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment  income  Institutional  shares ......                --
   Net investment income Investor shares ..............                --
   Net  realized  capital  gains  Institutional  shares                --
   Net  realized capital gains Investor shares ........                --
                                                              -----------
     Total dividends and distributions to shareholders                 --
                                                              -----------

INCREASE IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS (NOTE 4) ................        19,160,613
                                                              -----------
   Total increase in net assets .......................        24,950,274
                                                              ===========

NET ASSETS
   Beginning of period ................................                --
                                                              -----------
   End of period ......................................       $24,950,274
                                                              ===========

----------
* Commencement of investment operations.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------


                                                                      FOR THE PERIOD      FOR THE PERIOD
                                                                     OCTOBER 1, 1999*    OCTOBER 1, 1999*
                                                                         THROUGH             THROUGH
                                                                    AUGUST 31, 2000     AUGUST 31, 2000
                                                                   ------------------   ------------------
                                                                      INSTITUTIONAL         INVESTOR
                                                                         CLASS                CLASS
                                                                   ----------------     ------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ......................              $12.00              $ 12.00
                                                                         ------              -------
Net investment loss(1) ....................................               (0.05)               (0.06)
Net realized and unrealized gain on investments(2) ........                8.96                 8.95
                                                                         ------              -------
Net increase in net assets resulting from operations ......                8.91                 8.89
                                                                         ------              -------
Dividends to shareholders from:
Net investment income .....................................                0.00                 0.00
Net realized capital gains ................................                0.00                 0.00
                                                                         ------              -------
Net asset value, end of period ............................              $20.91              $ 20.89
                                                                         ======              =======
Total investment return(3) ................................               74.25%               74.08%
                                                                         ======              =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) .................              $5,593              $19,358
Ratio of expenses to average net assets(1)(4) .............                1.25%                1.35%
Ratio of expenses to average net assets without waivers and
   expense reimbursements(4) ..............................                3.91%                4.01%
Ratio of net investment loss to average net assets(1)(4) ..               (0.58)%              (0.68)%
Portfolio turnover rate ...................................               94.31%               94.31%

----------
*   Commencement of operations.
** Calculated based on shares outstanding on the first and last day of the respective period, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.
(1) Reflects waivers and reimbursements.
(2) The amounts shown for each share outstanding throughout the respective period are not in accordance with the changes in the aggregate gains and losses on investments during the respective period because of the timing of sales and repurchases of Fund shares in relation to fluctuating net asset values during the respective period.
(3) Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any. Total investment returns are not annualized.
(4) Annualized.

    The accompanying notes are an integral part of the financial statements.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                          NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has fourteen investment portfolios, including the Bogle Investment Management Small Cap Growth Fund (the "Fund"), which commenced investment operation on October 1, 1999. As of the date here of, the Fund offers two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 19.88 billion are currently classified into ninety-seven classes. Each class represents an interest in one of fourteen investment portfolios of RBB. The classes have been grouped into fourteen separate "families," nine of which have begun investment operations including the Bogle Investment Management Small Cap Growth Fund.

     PORTFOLIO VALUATION -- The net asset value of the Fund is determined as of 4:00 p.m. eastern time on each business day. The Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and ask prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of RBB's Board of Directors, the Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. Short-term obligations with maturities of 60 days or less are valued at amortized cost that approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Fund.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilites at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

     REPURCHASE AGREEMENTS -- The Fund has agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers that Bogle Investment Management, L.P. (the "Adviser") considers creditworthy. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Securities are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund's net investment income (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Distributions from net realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Fund's intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and excise taxes.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Bogle Investment Managment, L.P. serves as the Fund's investment adviser. For its advisory services, the Adviser is entitled to receive 1.00% of the Fund's average daily net assets, computed daily and payable monthly.

     The adviser has agreed to limit the Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 1.25% of the Fund's Institutional Class average daily net assets and 1.35% of the Fund's Investor Class average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the period October 1, 1999* through August 31, 2000, (unless otherwise indicated) investment advisory fees, waivers and reimbursements of expenses were as follows:


                                               Gross                                    Net          Adviser Expense
                                           Advisory Fees           Waivers         Advisory Fees      Reimbursement
                                           -------------           -------         -------------      -------------
Bogle Investment Management
     Small Cap Growth Fund                    $107,956            $(107,956)           $   0           $(77,593)
--------------------------------------------------------------------------------------------------------------------

----------
*Commencement of investment operations.

     The Fund will not pay the Adviser at a later time for any amounts it may waive or any amounts which the Adviser has assumed.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     PFPC, Inc. ("PFPC"), a wholly-owned subsidiary of PFPC Worldwide Inc., and an indirect majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as administrator for the Fund. For providing administrative services, PFPC is entitled to receive a monthly fee equal to an annual rate of 0.115% of the Fund's average daily net assets.

     For the period October 1, 1999* through August 31, 2000, (unless otherwise indicated) PFPC, at its discretion, voluntarily agreed to waive a portion of its administration fees for the Fund. During this period, (unless otherwise indicated) PFPC's administration fees and related waivers were as follows:


                                                                                                       Net
                                                       PFPC Gross                                Administration
                                                   Administration Fees           Waivers              Fees
                                                   -------------------           -------         --------------
Bogle Investment Management
     Small Cap Growth Fund                               $93,433                $(34,375)            $59,058

     In addition, PFPC serves as the Fund's transfer and dividend disbursing agent. PFPC, at its discretion, voluntarily agreed to waive a portion of its transfer agency fees for the Fund. For the period October 1, 1999* through August 31, 2000, (unless otherwise indicated) transfer agency fees and waivers were as follows:


                                                     Gross Transfer                               Net Transfer
                                                       Agency Fees               Waivers           Agency Fees
                                                     --------------              -------          ------------
Bogle Investment Management
     Small Cap Growth Fund                               $96,142                $(33,000)            $63,142

     Provident Distributors, Inc. ("PDI"), provides certain administrative services to the Institutional Shares of the Fund. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of the average daily net assets of the Fund's Institutional Class Shares. PDI, at its discretion voluntarily agreed to waive a portion of its administrative fee for the Fund.

     For the period October 1, 1999* through August 31, 2000 (unless otherwise indicated), administrative services fees and waivers were as follows:


                                                  Gross Administrative                         Net Administrative
                                                      Services Fees             Waivers          Services Fees
                                                  --------------------          -------        ------------------
Bogle Investment Management
     Small Cap Growth Fund                               $3,678                 $(2,941)              $737

----------
* Commencement of investment operations.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     In addition, PDI provides certain shareholder services to the Investor Shares of the Fund. As compensation for such shareholder services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.25% of the average daily net assets of the Fund's Investor Class Shares. PDI, at it's discretion voluntarily agreed to waive a portion of its shareholder fee for the Fund

     For the period October 1, 1999* through August 31, 2000 (unless otherwise indicated), shareholder services fees and waivers were as follows:


                                                           Gross Shareholder                    Net Shareholder
                                                             Services Fees       Waivers        Services Fees
                                                           -----------------     -------        -------------
Bogle Investment Management
     Small Cap Growth Fund                                     $20,861           $(10,020)          $10,841

     PFPC Trust Company provides certain custodial services to the Fund. PFPC Trust Company is a wholly-owned subsidiary of PFPC Worldwide, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, Inc. As compensation for such custodial services, PFPC Trust Co. is entitled to receive a monthly fee equal to an annual rate of 0.03% of the Fund's average daily net assets.

     For the period October 1, 1999* through August 31, 2000 (unless otherwise indicated), PFPC Trust Co. has, at its discretion, voluntarily agreed to waive a portion of its custodial fees for the Fund. During this period (unless otherwise indicated), custodial fees and waivers were as follows:


                                                            Gross Custodial                      Net Custodial
                                                                  Fees            Waivers             Fees
                                                            ---------------       -------        -------------
Bogle Investment Management
     Small Cap Growth Fund                                     $16,501            $(8,249)           $8,252

3.   INVESTMENT IN SECURITIES

     For U.S.  federal  income tax  purposes,  the cost of  securities  owned at
August   31,   2000   was   $21,543,825.   Accordingly,   the   net   unrealized
appreciation/(depreciation) of investments was as follows:


                                                                                                 Net Appreciation/
                                                            Appreciation       Depreciation       (Depreciation)
                                                            ------------       ------------      -----------------
Bogle Investment Management
     Small Cap Growth Fund                                     $5,226,480         $(612,816)          $4,613,664

----------
* Commencement of investment operations.

NT MANAGEMENT
                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

     For the period October 1, 1999* through August 31, 2000 (unless otherwise indicated), aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:


                                                                  Investment Securities
                                                               --------------------------
                                                               Purchases             Sales
                                                               ---------             -----
Bogle Investment Management
     Small Cap Growth Fund                                    $29,090,098         $11,533,356

4.   CAPITAL SHARE TRANSACTIONS

     As of August 31, 2000, the Fund has 100,000,000 shares of $0.001 par value common stock authorized for the Institutional Class and 100,000,000 shares of $0.001 par value common stock authorized for the Investor Class.

     Transactions in capital shares for the period October 1, 1999* through August 31, 2000 were as follows:

                           FOR THE PERIOD                  FOR THE PERIOD
                             ENDED                            ENDED
                          AUGUST 31, 2000                 AUGUST 31, 2000
                    -------------------------        --------------------------
                       INSTITUTIONAL CLASS                INVESTOR CLASS
                    -------------------------        --------------------------
                     SHARES           VALUE          SHARES            VALUE
                    -------        ----------        -------        -----------
Sales .......       267,615        $4,265,056        989,101        $15,965,080
Redemptions .          (115)           (2,059)       (62,615)        (1,067,464)
Reinvestments            --                --             --                 --
                    -------        ----------        -------        -----------
Net Increase        267,500        $4,262,997        926,486        $14,897,616
                    =======        ==========        =======        ===========

     On August 31, 2000, two shareholders held approximately 34% of the outstanding shares of the Bogle Small Cap Growth Fund. One of the shareholders, an officer of the adviser, owns approximately 16% of the outstanding shares.

----------
* Commencement of investment operations.

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

5.   RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2000, the Fund recorded the following reclassification to increase (decrease) the accounts listed below:


                                                                                ACCUMULATED
                                                            UNDISTRIBUTED      NET REALIZED         ADDITIONAL
                                                           NET INVESTMENT        GAIN ON              PAID-IN
                                                                LOSS            INVESTMENTS           CAPITAL
                                                           --------------      -------------        ----------
Bogle Investment Management
     Small Cap Growth Fund                                     $71,086           $(71,086)              --

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Bogle Investment Management Small Cap Growth Fund:

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bogle Investment Management Small Cap Growth Fund, a separately managed portfolio of The RBB Fund, Inc. (the "Fund"), at August 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period October 1, 1999 (commencement of operations) through August 31, 2000, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.



PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
October 20, 2000

                           BOGLE INVESTMENT MANAGEMENT
                              SMALL CAP GROWTH FUND
                           SHAREHOLDER TAX INFORMATION
                                   (UNAUDITED)

     The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (August 31, 2000) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended August 31, 2000, There were no dividends and distributions per share paid by the Fund:

     Had there been a distribution, these amounts would have been reported to shareholders as income in 1999. Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2000. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2001.

     Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

     In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

     Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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

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

INVESTMENT ADVISER
Bogle Investment Management, L.P.
57 River Street
Suite 206
Wellesley, MA 02481

ADMINISTRATOR/TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
3200 Horizon Drive
King of Prussia, PA 19046

CUSTODIAN
PFPC Trust Company
8800 Tinicum Blvd.
Suite 200
Philadelphia, PA 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street
Philadelphia, PA 19103-7042

COUNSEL
Drinker Biddle & Reath LLP
One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103-6996


This report is submitted for the general information of the shareholders of the Fund. It is not authorized for the distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.